UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21595

Cohen & Steers Worldwide Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

February 8, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months and period ended December 31, 2005. The net asset value at that date was $19.00 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $16.56. The total return, including income, for Cohen & Steers Worldwide Realty Income Fund and the comparative benchmarks were:

	Total Returns
	Market Price[a]		Net Asset Value[a]
	Six Months Ended 12/31/05	March 31, 2005 (commencement of operations) through 12/31/05	Six Months Ended 12/31/05	March 31, 2005 (commencement of operations) through 12/31/05
Cohen & Steers Worldwide Realty Income Fund	–13.46%	–11.07%	3.48%	6.90%
S&P/ Citigroup BMI World Property Index[b]	10.84%	21.13%	10.84%	21.13%
S&P 500 Index[b]	5.77%	4.91%	5.77%	4.91%
Blend—70% S&P/ Citigroup World Property Index, 30% Merrill Lynch Fixed Rate Preferred Index[b]	8.12%	15.97%	8.12%	15.97%
Blend—70% S&P/Citigroup BMI REIT Index, 30% Merrill Lynch Fixed Rate Preferred Index[b]	3.83%	13.21%	3.83%	13.21%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P/Citigroup World Property Index is an unmanaged portfolio of approximately 410 constituents from 20 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P/Citigroup BMI REIT Index is an unmanaged portfolio of approximately 246 constituents from 9 countries.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

A special income distribution of $0.418 per common share was declared for shareholders of record on December 27, 2005 and was paid on December 30, 2005. In addition, during the quarter, three monthly dividends of $0.12 per share were paid to common shareholders.

Three monthly dividends of $0.12 per common share were declared and will be paid to common shareholders on January 31, 2006, February 28, 2006, and March 31, 2006.c

The globalization of real estate advanced significantly during 2005. Real estate companies and investors increasingly looked abroad for investment opportunities. In addition, we believe the general strengthening of real estate fundamentals around most of the world also contributed to investor interest in the group and to the attractive returns that were generated in 2005. For the year, the S&P/Citigroup World Property Broad Market Index had a total return of 14.8%, which compared favorably with the 12.2% total return of the NAREIT Equity REIT Index and the 10.0% return of the broader MSCI World Index.

The year was marked by a series of significant advancements in the globalization of real estate securities and the expansion of REIT-like structures. The increasingly global reach of real estate was apparent in many ways as more companies committed resources to acquisitions and developments outside their domestic borders. This was highlighted in dramatic fashion by the largest cross-border merger ever between two public companies. The 5.6 billion euro acquisition of the French REIT, Gecina, by the Spanish company, Metrovacesa, was a surprise when announced in March, but appears to have been well received by the market as Metrovacesa returned 44% over the last three quarters of the year following the announcement of the deal.

The REIT market also progressed globally last year, with the largest-ever REIT IPO (also the first listed REIT in Hong Kong), the approval of legislation creating a REIT-like structure in Malaysia, and the liberalization of the REIT-like structure in several other countries, most notably, Hong Kong and Singapore. We also believe that there is increasing momentum for the creation of a tax efficient REIT-like structure in two of the world's largest economies, the United Kingdom and Germany.

Most major countries generated attractive returns in 2005, and we believe that it is notable that no major country reported a negative total return for the year. Japanese real estate securities generated the highest total return in 2005, with the country index rising 74.3%, followed by Spain, up 70.3%. After more than a decade of decline,

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Japanese economic and real estate fundamentals showed firm evidence of improvement in 2005 and conditions in Spain remained very strong for another year, spurred by negative real interest rates and strong economic growth.

Two of the oldest and most mature REIT markets generated the lowest returns among major markets, although they were still attractive in absolute terms. Real estate stocks in the United States returned 12.2% on average and those in Australia delivered 12.6%. The only countries that posted negative returns for the year were Malaysia, down 9.9%, and Taiwan, down 9.0%. The following table details returns for some of the most important real estate securities markets:

Real Estate Security Total Returns

	2005		3/31/05* – 12/31/05
Country	USD	Local Currency	USD	Local Currency
Japan	51.3%	74.3%	53.2%	69.0%
Spain	47.8%	70.3%	26.8%	39.7%
Germany	26.4%	45.6%	21.5%	33.8%
Singapore	32.8%	35.2%	26.8%	27.8%
France	12.2%	29.3%	9.8%	21.0%
United Kingdom	8.2%	21.0%	16.2%	27.9%
Canada	23.4%	20.4%	21.3%	17.2%
World	14.8%	20.1%	21.1%	25.2%
Netherlands	1.8%	17.3%	6.1%	16.9%
Australia	5.4%	12.6%	10.4%	16.4%
United States	12.2%	12.2%	20.7%	20.7%
Hong Kong	6.4%	6.2%	15.6%	14.9%

Source: S&P/Citigroup and NAREIT. Past performance is no guarantee of future results. Index performance is not representative of the performance of the fund and the fund will not seek to replicate an index. You cannot invest directly in an index.

*Inception of the fund.

Real estate fundamentals generally improved in many economies and real estate markets throughout 2005. Among the core property types, office markets made the most progress and drove the internal growth of office landlords in many regions. In many major office markets, including Hong Kong, Calgary, and New York, vacancy rates declined to the threshold where rents could be increased meaningfully. In addition, another group of major markets including Tokyo, London, and Sydney witnessed declining vacancy and the stabilization and initial recovery in rents after several years of decline. Retail real estate conditions generally showed less strength, but were still representative of a healthy economic environment. Retailer sales, along with retail real estate occupancy and

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

rents, increased modestly, but were held back in many regions by consumer spending that was restrained by higher interest rates and oil prices in most countries, and declining home values in several countries.

During the year, there was significant external growth activity (acquisitions, mergers, developments), largely driven by the themes outlined above—companies building up portfolios outside their domestic borders, companies taking advantage of new flexibility or cost of capital benefits implicit in new or modified REIT structures, or companies acquiring or developing in response to improving real estate fundamentals. So-called spread investing (investment yields exceeding the cost of debt) played a large role in the investing activity of many Asian and Australian companies, while buying assets in front of a fundamental recovery was a larger driver in Germany and Japan. Merger and acquisition activity was significant in the United States and was a major driver of stock price performance, but was largely absent in the rest of the world, with the exception of the Metrovacesa-Gecina transaction. We expect to see an acceleration of cross-border merger and acquisition activity in 2006.

Equity issuance was relatively significant during the year, especially related to IPOs in Asia. The Link REIT completed a very successful $3 billion IPO in late November, making it the largest-ever REIT IPO and the first REIT listed in Hong Kong. It was rapidly followed by two more Hong Kong IPOs and the public announcement of plans for several more to be completed in 2006. Singapore and Japan also contributed to the equity issuance with a number of IPOs, in addition to several sizable secondary offerings earlier in the year. During the second half of the year, European companies also accessed equity capital, including Metrovacesa's large 1 billion euro offering to fund their merger, as well as a number of small IPOs, many of which are targeting investment in Central and Eastern Europe. With attractive investment opportunities available in many markets and investors' continued willingness to fund them through private and public formats, we expect that acquisition activity and equity issuance will grow in the coming year.

The fund achieved its income objective, distributing $1.38 per share since inception, including an extra income distribution of $0.173, with a short term capital gains distribution of $0.245 as of December 31, 2005. However, the fund underperformed its benchmark, due to very high cash levels during the fund's initial investment period and as companies with higher dividends underperformed more growth-oriented companies. Relative to the S&P/Citigroup World Property Broad Market Index since March, 31, 2005, the fund benefited from its underweight in the United Kingdom, a market that lagged in 2005 after strong performance in 2004 as investors grew impatient waiting for a REIT structure. In addition, our stock selection in Hong Kong contributed to the fund's relative performance, primarily the Link REIT (22.0% total return since its IPO in November) and Hong Kong Land (17.4%). Our stock selections in Canada; specifically, Riocan (36.1%), H&R Real Estate Investment (24.5%) and Canadian Apartment Property (22.5%), also contributed to performance.

Higher than normal cash levels, from the fund's initial public offering of common stock and subsequent offer of preferred stock, was the largest detractor from relative performance, as much of the sector rallied during the fund's initial investment period. Our allocation to preferred stocks also detracted from our relative performance, although the preferred securities helped the fund satisfy its high income objective. Our underweight and stock selection in the United States were also significant detractors. Specific investments that impacted the fund included

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Education Realty Trust (–21.0%) and American Financial Realty (–13.0%) in the United States, both relatively recent IPOs that have not executed the early stages of their business plans. Our strategy of investing in common stocks with above-average dividend yields, to help the fund meet its income objective, detracted from the fund's relative performance as companies, generally speaking, with the highest yields had the lowest total return, while those with the lowest yields had the highest returns. Rising interest rates in several countries impacted the performance of higher yielding REITs. Our underweight and stock selection in Japan, and our stock selection in Singapore and Australia detracted from the fund's relative performance as well. Our investments in Ascendas REIT (7.2%) and Capitamall Trust (12.8%) trailed the index. In addition, our overweight allocations in The Netherlands and France negatively impacted the fund's relative performance, as did our stock selection in the United Kingdom—specifically, Liberty International (–5.3%).

Investment Outlook

Strong stock price performance plus new equity issuance lifted the market capitalization of the World Property Index by 20% to $850 billion, and the number of companies to 407, by the end of 2005. We believe that 2005 marked the beginning of the widespread expansion and acceptance of the global real estate securities market, and that the increase in market capitalization, along with many of the trends referenced above, are likely to continue. We believe that the globalization process is in the early stages of evolution and that activity will accelerate from here. Over time, we expect that this will drive an ever-increasing amount of the world's income producing property into publicly traded REIT-like vehicles, furthering the demand for REITs as an asset class, both domestically and abroad.

We believe that REIT-like structures are likely to be introduced in several new countries in the next several years, with a reasonable likelihood that Germany and the United Kingdom, two of the world's largest economies and real estate markets, will be in this group. Although each country approaches decision making for the REIT structure differently, the success of the REIT model in a growing number of global markets cannot be ignored—returns have improved as real estate was transferred to ownership by those who value its characteristics most highly, and volatility has declined as an income-driven business model prevailed and transparency increased. The German government should be further motivated to adopt the structure to protect its individual investors, who have had negative experiences with the current vehicles for real estate ownership, while the U.K. government is motivated to protect its tax base, in response to a growing portion of U.K. real estate ownership being moved offshore into tax free havens. However, we are cognizant that this complicated process could take several years and that the initial structures may not prove ideal, creating added risks.

The number of REIT and real estate company IPOs should accelerate in 2006. The press has already reported on at least a dozen new companies that hope to list during the first half of the year. Several of these potential IPOs may be spun off from existing public or private real estate companies, but will differ from their parent by offering potentially higher income, better disclosure, and greater tax efficiency—essentially repackaging current companies into an investment vehicle for which investors have greater demand. Other IPOs may be created by non-real estate corporations spinning off their owned real estate into an actively managed vehicle whose primary goal will be to

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

create stable and growing cash flow and asset value, rather than just being a passive, potentially-conflicted real estate division of a government entity, retailer or financial institution. The themes of these types of potential transactions are clear: income-producing real estate is moving into more efficient hands and often into a more tax efficient structure, both of which should create value for shareholders, in our view. Although we cannot be certain that these prospective transactions will occur, we believe that sponsors, investors, and regulators are all motivated for the success of the public market.

Our belief in the continuation of these trends and the general globalization of real estate, combined with our knowledge of the fundamental market conditions in each region and our detailed valuation work, are reflected in our current portfolio weightings. Our search for companies that we believe will benefit from improving real estate fundamentals, and that are attractively valued, has driven our overweight position in several markets. In order to meet the fund's income objectives, we have also focused the portfolio on securities that we believe offer relatively high and sustainable dividend yields. In addition, we have invested in companies that we believe will have above-average dividend growth, driven by either positive fundamentals and higher cash flow growth, or by the emergence of REIT-like structures that would prompt increased payout ratios.

We have our largest portfolio weights in Australia and the United States, two of the most mature REIT markets, which also happen to have several of the world's largest and best performing real estate companies. These companies generally offer high current dividend yields, which we believe are secure and growing at a moderate rate—matching up well with the fund's objectives of high current income and long-term growth. Our allocation to preferred stocks also helps meet the fund's income requirement.

We also have a favorable outlook for real estate securities in The Netherlands and Singapore. Real estate securities in these countries offer solid dividend yields, but also provide either attractive valuations, as is the case with the discount to NAVs in the Netherlands, or higher earnings growth, as is the case in Singapore. We also see opportunities in real estate stocks in several of the larger economies around the globe where we believe REIT-like structures will be created. Many U.K. stocks are attractively valued, in our view, with the added benefit that the creation of a REIT-like structure could allow for, and encourage, higher dividend payouts. The creation of a REIT-like structure in Germany could help stabilize the local real estate market and create companies with higher dividends, combined with the potential for improving local real estate fundamentals.

At the company level, we are generally more focused on office and apartment owners and developers at this point in the cycle. These property types are just starting to experience improving occupancy rates and, in some cases, rising rental rates. Conversely, retail owners have performed very well for several years, and we believe that higher interest rates and higher energy prices globally will challenge consumer spending growth, driving our more cautious view on the fundamentals for many of these companies.

The current environment of moderate global economic growth along with rapid structural change for real estate should provide an attractive environment for global real estate securities. With our portfolio of stocks trading at reasonable valuations, and with prospective moderate earnings growth projected, we believe that global real estate securities should provide attractive returns to investors.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	W. JOSEPH HOULIHAN

Portfolio Manager	Portfolio Manager

  GERIOS J.M. ROVERS

  Portfolio Manager

Views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2005, AMPS represented 35% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 23% of our borrowings at an average interest rate of 4.3% for an average remaining period of 4.4 years (when we first entered into the swaps, the average term was 4.6 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	35%
% Fixed Rate	23%
% Variable Rate	77%
Weighted Average Rate on Swaps	4.3%
Weighted Average Term on Swaps	4.4 Years
Current Rate on AMPS	4.3%

a Data as of December 31, 2005. Information is subject to change.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

DECEMBER 31, 2005

Top Ten Holdings
(Unaudited)

Security[a]	Market Value	% of Managed Assets
1. Westfield Group	$12,793,889	2.9%
2. Mirvac Group	9,281,304	2.1
3. Unibail	8,714,644	2.0
4. Brixton PLC	8,639,196	2.0
5. Citizens Communications Co.	8,547,000	1.9
6. GPT Group	8,428,497	1.9
7. Macquarie CountryWide Trust	7,865,236	1.8
8. CapitaMall Trust	7,637,543	1.7
9. Great Portland Estates PLC	7,574,291	1.7
10. Ascendas Real Estate Investment Trust	7,539,046	1.7

a Top ten holdings determined on the basis of the value of individual securities held.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2005

		Number of Shares	Value
COMMON STOCK	106.9%
AUSTRALIA	28.0%
DIVERSIFIED	10.6%
DB RREEF Trust		6,313,900	$6,433,923
GPT Group		2,804,161	8,428,497
Mirvac Group		3,072,900	9,281,304
Stockland		1,340,359	6,387,013
			30,530,737
INDUSTRIAL	3.4%
ING Industrial Fund		1,857,000	3,035,849
Macquarie Goodman Group		1,961,000	6,871,773
			9,907,622
OFFICE	6.8%
Commonwealth Property Office Fund		5,074,000	4,742,682
Investa Property Group		4,955,000	7,210,535
Tishman Speyer Office Fund		4,933,000	7,485,914
			19,439,131
SHOPPING CENTER	7.2%
Macquarie CountryWide Trust		5,418,552	7,865,236
Westfield Group		961,000	12,793,889
			20,659,125
TOTAL AUSTRALIA			80,536,615
BELGIUM	2.3%
DIVERSIFIED	1.3%
Befimmo S.C.A.		16,500	1,515,866
Wereldhave Belgium		25,000	2,101,422
			3,617,288

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
OFFICE	1.0%
Cofinimmo		14,000	$2,216,024
Intervest Offices		20,000	672,455
			2,888,479
TOTAL BELGIUM			6,505,767
CANADA	7.4%
APARTMENT	1.8%
Canadian Apartment Properties REIT		380,000	5,279,367
Diversified	1.7%
Dundee REIT		214,000	4,731,214
INDUSTRIAL	2.2%
H&R REIT		357,000	6,387,888
SHOPPING CENTER	1.7%
Primaris Retail REIT		342,800	4,818,574
TOTAL CANADA			21,217,043
FINLAND	0.5%
DIVERSIFIED
Citycon Oyj		402,000	1,480,135
FRANCE	4.5%
DIVERSIFIED	3.6%
Klepierre		17,000	1,596,016
Unibail		65,489	8,714,644
			10,310,660
REAL ESTATE OPERATIONS/DEVELOPMENT	0.9%
Mercialys Promesse		110,000	2,530,349
TOTAL FRANCE			12,841,009

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
GERMANY	5.3%
APARTMENT	2.5%
Deutsche Wohnen AG		31,400	$7,260,172
DIVERSIFIED	2.8%
Deutsche Euroshop AG		68,500	3,848,059
IVG Immobilien AG		194,100	4,069,669
			7,917,728
TOTAL GERMANY			15,177,900
HONG KONG	7.8%
DIVERSIFIED	1.6%
Henderson Land Development Company Ltd.		1,004,400	4,728,173
OFFICE	1.5%
Hongkong Land Holdings Ltd. (USD)		1,401,000	4,399,140
REAL ESTATE OPERATIONS/DEVELOPMENT	0.6%
Hang Lung Properties Ltd.		1,022,000	1,594,888
SHOPPING CENTER	4.1%
Fortune REIT		7,898,000	5,806,117
Link REIT		3,130,000	5,934,108
			11,740,225
TOTAL HONG KONG			22,462,426
JAPAN	2.2%
OFFICE
Mori Trust Sogo REIT		182	1,513,902
Nippon Building Fund		380	3,206,003
ORIX JREIT		241	1,575,538
TOTAL JAPAN			6,295,443
NETHERLANDS	6.4%
DIVERSIFIED	1.7%
Corio NV		88,500	4,809,179
OFFICE	1.1%
VastNed Offices/Industrial NV		125,000	3,344,517

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
SHOPPING CENTER	3.6%
Rodamco Europe NV		85,620	$7,125,996
VastNed Retail NV		50,700	3,226,275
			10,352,271
TOTAL NETHERLANDS			18,505,967
NEW ZEALAND	2.0%
DIVERSIFIED
ING Property Trust		980,000	816,416
Kiwi Income Property Trust		5,535,000	4,800,061
TOTAL NEW ZEALAND			5,616,477
SINGAPORE	5.3%
INDUSTRIAL	2.6%
Ascendas Real Estate Investment Trust		6,428,100	7,539,046
SHOPPING CENTER	2.7%
CapitaMall Trust		5,669,000	7,637,543
TOTAL SINGAPORE			15,176,589
SWEDEN	1.3%
DIVERSIFIED
Fabege AB		95,500	1,821,165
Kungsleden AB		62,400	1,806,533
TOTAL SWEDEN			3,627,698
UNITED KINGDOM	14.3%
DIVERSIFIED	4.9%
Eurocastle Investment Limited (EUR)		95,170	2,197,099
Great Portland Estates PLC		1,025,000	7,574,291
Mapeley UK Co., Ltd.		93,527	4,320,523
			14,091,913
INDUSTRIAL	1.9%
Slough Estates PLC		534,200	5,500,764

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
INVESTMENT COMPANY	1.0%
Dawnay Day Treveria PLC		2,376,528	$2,926,114
OFFICE	4.8%
Brixton PLC		1,161,000	8,639,196
Land Securities Group PLC		174,669	4,997,618
			13,636,814
SHOPPING CENTER	1.7%
Liberty International PLC		289,300	4,880,350
TOTAL UNITED KINGDOM			41,035,955
UNITED STATES	19.6%
DIVERSIFIED	2.9%
Colonial Properties Trust		106,000	4,449,880
iStar Financial		107,700	3,839,505
			8,289,385
HEALTH CARE	2.1%
Healthcare Realty Trust		86,200	2,867,874
Medical Properties Trust		152,300	1,489,494
Omega Healthcare Investors		143,600	1,807,924
			6,165,292
HOTEL	1.6%
Hospitality Properties Trust		112,900	4,527,290
MORTGAGE	1.0%
Newcastle Investment Corp.		119,400	2,967,090
OFFICE	4.5%
American Financial Realty Trust		168,600	2,023,200
Equity Office Properties Trust		92,600	2,808,558
HRPT Properties Trust		430,000	4,450,500
Republic Property Trust		294,700	3,536,400
			12,818,658
OFFICE/INDUSTRIAL	0.2%
Mission West Properties		58,000	564,920

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
RESIDENTIAL	3.1%
Apartment Investment & Management Co.		116,200	$4,400,494
Education Realty Trust		218,400	2,815,176
Home Properties		38,200	1,558,560
			8,774,230
SHOPPING CENTER	4.2%
COMMUNITY CENTER	1.7%
Cedar Shopping Centers		146,500	2,061,255
Inland Real Estate Corp.		192,300	2,844,117
			4,905,372
REGIONAL MALL	2.5%
Glimcher Realty Trust		171,300	4,166,016
Pennsylvania REIT		83,800	3,130,768
			7,296,784
TOTAL SHOPPING CENTER			12,202,156
TOTAL UNITED STATES			56,309,021
TOTAL COMMON STOCK (Identified cost—$302,454,525)			306,788,045
PREFERRED STOCK	33.0%
UNITED STATES	33.0%
DIVERSIFIED	0.5%
Capital Lease Funding, 8.125%, Series A		23,400	581,490
iStar Financial, 7.875%, Series E		13,500	340,200
iStar Financial, 7.65%, Series G		22,800	562,704
			1,484,394

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
ELECTRIC—INTEGRATED	1.5%
Aquila, 7.875%		90,200	$2,266,726
NVP Capital I, 8.20%, Series A (QUIPS)		58,000	1,458,700
NVP Capital III, 7.75%, Series B		25,000	629,250
			4,354,676
HOME BUILDER	0.7%
Hovnanian Enterprises, 7.625%, Series A		92,000	2,083,800
INSURANCE	0.4%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa		1,000,000	1,057,755
MORTGAGE	0.6%
Newcastle Investment Corp., 9.75%, Series B		42,900	1,124,838
Newcastle Investment Corp., 8.05%, Series C		20,000	496,000
			1,620,838
OIL—EXPLORATION & PRODUCTION	0.7%
Pemex Project Funding Master Trust, 7.75%		2,000,000	2,064,100
REAL ESTATE	28.1%
DIVERSIFIED	5.1%
Colonial Properties Trust, 7.62%, Series E		269,297	6,578,926
Digital Realty Trust, 8.50%, Series A		201,700	5,103,010
Digital Realty Trust, 7.875%, Series B		92,000	2,227,320
Entertainment Properties Trust, 7.75%, Series B		29,300	714,920
			14,624,176
HEALTH CARE	1.6%
Windrose Medical Properties Trust, 7.50%, Series A		180,000	4,545,000

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
HOTEL	10.8%
Eagle Hospitality Trust, 8.25%, Series A		200,000	$4,890,000
Equity Inns, 8.75%, Series B		39,000	999,180
FelCor Lodging Trust, 8.00%, Series C		83,450	2,004,469
Health Care REIT, 7.875%, Series D		120,000	3,027,600
Hersha Hospitality Trust, 8.00%, Series A		100,000	2,469,000
Highland Hospitality Corp., 7.875%, Series A		100,000	2,291,000
Host Marriott Corp., 8.875%, Series E		160,000	4,280,000
LaSalle Hotel Properties, 7.50%, Series D		35,000	806,750
Strategic Hotel Capital, 8.50%, Series A, 144Aa		140,000	3,535,000
Sunstone Hotel Investors, 8.00%, Series A		266,000	6,703,200
			31,006,199
OFFICE	1.9%
Alexandria Real Estate Equities, 8.375%, Series C		4,000	103,020
Highwoods Properties, 8.00%, Series B		136,109	3,416,336
Maguire Properties, 7.625%, Series A		15,000	367,500
Parkway Properties, 8.00%, Series D		63,000	1,625,400
			5,512,256
RESIDENTIAL—APARTMENT	3.3%
Apartment Investment & Management Co., 9.375%, Series Gb		95,100	2,477,355
Apartment Investment & Management Co., 8.00%, Series T		65,000	1,625,000
Apartment Investment & Management Co., 7.75%, Series U		92,000	2,285,280
Apartment Investment & Management Co., 8.00%, Series V		68,300	1,721,843
Apartment Investment & Management Co., 7.875%, Series Y		15,000	376,500
Mid-America Apartment Communities, 8.30%, Series H		34,000	872,610
			9,358,588
SHOPPING CENTER	5.4%
COMMUNITY CENTER	1.6%
Cedar Shopping Centers, 8.875%, Series A		46,200	1,217,601
Saul Centers, 8.00%, Series A		30,000	768,000
Tanger Factory Outlet Centers, 7.50%, Series C		105,000	2,625,000
			4,610,601

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
REGIONAL MALL	3.8%
Glimcher Realty Trust, 8.75%, Series F		36,100	$925,062
Glimcher Realty Trust, 8.125%, Series G		20,000	500,900
Mills Corp., 8.75%, Series E		30,000	768,000
Mills Corp., 7.875%, Series G		271,000	6,775,000
Taubman Centers, 7.625%, Series H		80,000	2,020,000
			10,988,962
TOTAL SHOPPING CENTER			15,599,563
TOTAL REAL ESTATE			80,645,782
SPECIALTY	0.5%
Capital Automotive REIT, 7.50%, Series A		60,000	1,497,000
TOTAL PREFERRED STOCK (Identified cost—$95,618,122)			94,808,345
		Principal Amount
CORPORATE BOND	12.0%
NEW ZEALAND	0.0%
DIVERSIFIED
Kiwi Income Property Trust, 8.00%, due 6/30/10 (convertible)		$100,000	73,065
UNITED STATES	12.0%
DIVERSIFIED FINANCIAL SERVICES	1.5%
Old Mutual Capital Funding, 8.00%, due 5/29/49		4,000,000	4,207,420
FOOD	0.9%
Gruma S.A., 7.75%, due 12/29/49, 144Aa		2,500,000	2,537,500
MEDIA	3.7%
CABLE TELEVISION	2.9%
Cablevision Systems Corp., 8.00%, due 4/15/12		4,000,000	3,760,000
Rogers Cable, 8.75%, due 5/1/32		4,000,000	4,620,000
			8,380,000
DIVERSIFIED SERVICES	0.8%
Liberty Media Corp., 8.25%, due 2/1/30		2,300,000	2,265,169
TOTAL MEDIA			10,645,169

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Principal Amount	Value
MEDICAL—HOSPITALS	1.8%
Columbia/HCA, 7.50%, due 11/15/95		$5,475,000	$5,260,385
RETAIL	0.7%
JC Penney Co., 7.625%, due 3/1/97, 7.625%		2,000,000	2,074,052
SPECIAL PURPOSE ENTITY	0.4%
Valor Telecom Enterprise, 7.75%, due 2/15/15		1,000,000	1,050,000
TELEPHONE—INTEGRATED	3.0%
Citizens Communications Co., 9.00%, due 8/15/31		8,400,000	8,547,000
TOTAL UNITED STATES			34,321,526
TOTAL CORPORATE BOND (Identified cost—$34,357,554)			34,394,591
COMMERCIAL PAPER	1.2%
AIG Funding, 3.23%, due 1/3/06 (Identified cost—$3,438,383)		3,439,000	3,438,383
TOTAL INVESTMENTS (Identified cost—$435,868,584)	153.1%		439,429,364
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%		659,645
LIQUIDATION VALUE OF PREFERRED SHARES	(53.3)%		(153,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $19.00 per share based on 15,113,923 shares of common stock outstanding)	100.0%		$287,089,009

Glossary of Portfolio Abbreviations
EUR	Euro

QUIPS	Quarterly Income Preferred Securities

REIT	Real Estate Investment Trust

USD	United States dollars

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.5% of net assets applicable to common shares.

b 8,000 shares segregated as collateral for interest rate swap transactions.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:
Investments in securities, at value (Identified cost-$435,868,584)	$439,429,364
Foreign currency (Identified cost-$117,638)	117,678
Dividends and interest receivable	3,690,287
Receivable for investment securities sold	773,272
Unrealized appreciation on interest rate swap transactions	87,134
Other assets	7,942
Total Assets	444,105,677
LIABILITIES:
Payable for dividends declared on common shares	3,135,447
Payable for dividends declared on preferred shares	380,082
Payable to investment manager	187,499
Payable for investment securities purchased	89,303
Unrealized depreciation on interest rate swap transactions	34,094
Payable to administrator	22,500
Payable for directors' fees	5,763
Other liabilities	161,980
Total Liabilities	4,016,668
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,060 shares issued and outstanding)	76,500,000
Auction preferred shares, Series W28, ($25,000 liquidation value, $0.001 par value, 3,060 shares issued and outstanding)	76,500,000
153,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$287,089,009

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2005

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of: Common stock ($0.001 par value, 15,113,923 shares issued and outstanding)	$286,128,794
Dividends in excess of net investment income	(7,906,280)
Undistributed net realized gain	5,253,323
Net unrealized appreciation	3,613,172
$287,089,009
NET ASSET VALUE PER COMMON SHARE: ($287,089,009 ÷ 15,113,923 shares outstanding)	$19.00
MARKET PRICE PER COMMON SHARE	$16.56
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(12.84)%

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Period March 31, 2005a through December 31, 2005

Investment Income:
Dividend income (net of $1,991,871 of foreign withholding tax)	$16,423,064
Interest income	2,079,041
Total Income	18,502,105
Expenses:
Investment management fees	2,979,952
Administration fees	249,068
Preferred remarketing fee	232,645
Custodian fees and expenses	156,304
Professional fees	135,056
Reports to shareholders	84,333
Directors' fees and expenses	42,848
Transfer agent fees and expenses	13,589
Miscellaneous	26,852
Total Expenses	3,920,647
Reduction of Expenses	(1,411,556)
Net Expenses	2,509,091
Net Investment Income	15,993,014
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	9,652,459
Foreign currency transactions	(4,002,238)
Interest rate swap transactions	(19,054)
Net realized gain	5,631,167
Net change in unrealized appreciation (depreciation) on:
Investments	3,560,779
Foreign currency translations	(647)
Interest rate swap transactions	53,040
Net change in unrealized appreciation	3,613,172
Total net realized and unrealized gain on investments	9,244,339
Net Increase Resulting from Operations	25,237,353
Less Dividends and Distributions to Preferred Shareholders	(3,485,739)
Net Increase in Net Assets from Operations Applicable to Common Shares	$21,751,614

a  Commencement of operations

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

See accompanying notes to financial statements.

For the Period March 31, 2005[a] through December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$15,993,014
Net realized gain	5,631,167
Net unrealized appreciation	3,613,172
Net increase resulting from operations	25,237,353
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(2,869,879)
Net realized gain on investments	(615,860)
Total dividends and distributions to preferred shareholders	(3,485,739)
Net increase in net assets from operations applicable to common shares	21,751,614
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(17,008,262)
Net realized gain on investments	(3,783,137)
Total dividends and distributions to common shareholders	(20,791,399)
Capital Stock Transactions:
Increase in net assets from common share transactions	285,900,000
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	2,156,670
Offering costs charged to paid in capital-preferred shares	(2,028,151)
Net increase in net assets from capital stock transactions	286,028,519
Total increase in net assets applicable to common shares	286,988,734
Net Assets Applicable to Common Shares:
Beginning of period	100,275
End of period[b]	$287,089,009

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $7,906,280

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Period March 31, 2005[a] through December 31, 2005
Net asset value, per common share, beginning of period	$19.10
Income from investment operations:
Net investment income[b]	1.06
Net realized and unrealized gain on investments	0.62
Total income from investment operations	1.68
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.19)
Net realized gain on investments	(0.04)
Total dividends and distributions to preferred shareholders	(0.23)
Total from investment operations applicable to common shares	1.45
Less: Offering costs charged to paid-in capital—common shares	(0.04)
Offering costs charged to paid-in capital—preferred shares	(0.13)
Total offering costs	(0.17)
Less dividends and distributions to common shareholders from:
Net investment income	(1.13)
Net realized gain on investments	(0.25)
Total dividends and distributions to common shareholders	(1.38)
Net decrease in net asset value	(0.10)
Net asset value, per common share, end of period	$19.00
Market value, per common share, end of period	$16.56
Net asset value total return[c]	6.90%[d]
Market value return[c]	(11.07)%[d]

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Ratios/Supplemental Data:	For the Period March 31, 2005[a] through December 31, 2005
Net assets applicable to common shares, end of period (in millions)	$287.1
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[e]	1.77%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[e]	1.14%[f]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[e]	6.60%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[e]	7.24%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[e,g]	1.25%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[e,g]	0.80%[f]
Portfolio turnover rate	74%[d]
Preferred Shares:
Liquidation value, end of period (in 000's)	$153,000
Total shares outstanding (in 000's)	6
Asset coverage per share	$71,910
Liquidation preference per share	$25,000
Average market value per share[h]	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized.

g  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

h  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Worldwide Realty Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on June 16, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is to seek high current income. The fund had no operations until February 18, 2005 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 31, 2005.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or sell fund shares.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distributions paid by the fund are subject to recharacterization for tax purposes. For the year ended December 31, 2005, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Series M7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series W28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees And Other Transactions With Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.95% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.45% of average daily managed asset value for the first two years of the fund's operations, 0.30% of average daily managed asset value in year three and 0.15% of average daily managed asset value in year four. During the year ended December 31, 2005, the fund waived its fee at the annual rate of 0.45%.

Under a subadvisory agreement between the advisor and Houlihan Rovers S.A. (the subadvisor), an affiliate of the investment manager, the subadvisor is responsible for managing the fund's investments in certain non-U.S. real estate securities. For its services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisor a monthly fee at the annual rate of 0.10% of the average daily net assets of the fund. For the period

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

March 31, 2005 (commencement of operations) through December 31, 2005, the investment manager paid the subadvisor $313,679.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets. For the period March 31, 2005 (commencement of operations) through December 31, 2005, the fund incurred $188,207 in administration fees.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,904 from the fund for the year ended December 31, 2005.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period March 31, 2005 (commencement of operations) through December 31, 2005 totaled $699,272,644 and $270,114,678, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid for the period March 31, 2005 (commencement of operations) through December 31, 2005 was as follows:

Ordinary income	$24,277,138

As of December 31, 2005, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$42,525,059
Gross unrealized depreciation	(46,119,575)
Net unrealized appreciation	$(3,594,516)
Undistributed ordinary income	$4,050,461
Undistributed long-term capital gains	$1,984,077
Cost for federal income tax purposes	$443,023,880

As of December 31, 2005, the fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies, post-October losses (foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the fund's next taxable year) and wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

cash reclasses. To reflect reclassifications arising from the permanent differences, accumulated net realized gain was credited $4,021,153 and accumulated net investment income was charged $4,021,153.

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

For the period March 31, 2005 (commencement of operations) through December 31, 2005 the fund issued 108,673 shares of common stock for the reinvestment of dividends.

On March 31, 2005, the fund completed its initial public offering of 15,000,000 shares of common stock. Proceeds paid to the fund amounted to $285,900,000 after deduction of underwriting commissions and offering expenses of $14,100,000.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

On May 24, 2005, the fund issued 3,060 auction preferred shares, Series M7 (par value $0.001) and 3,060 auction preferred shares, Series W28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $150,971,849 after deduction of underwriting commissions and offering expenses of $2,028,151. These issues have received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

Additionally, the investment manager absorbed approximately $932,000 in offering expenses related to both the initial and subsequent offerings.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at December 31, 2005 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate(a) (Reset Monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Derivative Products AG	$20,000,000	4.66%	4.378%	October 25, 2010	$87,134
Merrill Lynch Derivative Products AG	$15,000,000	4.80%	4.360%	December 12, 2009	(34,094)
					$53,040

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2005.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Worldwide Realty Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Worldwide Realty Income Fund, Inc. (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2006

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2005) (Unaudited)

Based on Net Asset Value Since Inception (03/31/05)	Based on Market Value Since Inception (03/31/05)
6.85%	-11.07%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

TAX INFORMATION—2005 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $23,460.

The fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $1,851,378 to its shareholders. The fund generated net foreign source income of $13,033,803 per share with respect to this election.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The plan agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The plan agent will receive the dividend or distribution in newly issued common shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

PRIVACY POLICYa

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

a  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 52	Director and Co-Chairman	2006	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	17	1991	to present

Martin Cohen Age: 56	Director and Co-Chairman	2006	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	17	1991	to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 63	Director	2006	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	17	2001	to present

George Grossman, Age: 52	Director	2006	Attorney-at-law	17	1993	to present

Richard E. Kroon, Age: 63	Director	2006	Board member of Finlay Enterprises, Inc., (operator of department store fine jewelry leased departments) and several private companies; member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	17	2004	to present

Richard J. Norman Age: 62	Director	2006	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	17	2001	to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund	Length of Time Served**
Frank K. Ross Age: 62	Director	2006	Professor of Accounting, Howard University; Board member of NCRIC Group, Inc. (insurance) and Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	17	2004	to present

Willard H. Smith Jr. Age: 69	Director	2006	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	17	1996	to present

C. Edward Ward, Jr. Age: 59	Director	2006	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	17	2004	to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 41	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 42	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl, Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM	Since 2004

William F. Scapell Age: 38	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Lawrence B. Stoller Age: 42	Secretary	Executive Vice President and General Counsel of CSCM and CNS since 2004. Secretary of CSSL since 2006. Prior to that, Senior Vice President and General Counsel of CSCM and Assistant Secretary of the Cohen & Steers funds (since 1999) and Chief Legal Officer of CSSL (since 2002).	Since 2005

Jay J. Chen Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since August 2003 and Assistant Treasurer of CSSL since 2002. Prior to that, Vice President of CSCM.	Since 2005

John E. McLean Age: 34	Chief Compliance Officer and Assistant Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice President

Lawerence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

John E. McLean
Chief compliance officer and assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadvisor

Houlihan Rovers SA
166 Choussee de la Hulpe
1170 Brussels, Belgium

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RWF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

WORLDWIDE REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2005

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$137,500	N/A
Audit-Related Fees	36,000	N/A
Tax Fees	12,975	N/A
All Other Fees	—	N/A

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	—	N/A
Tax Fees	—	N/A
All Other Fees	$85,000	N/A

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $133,975 and $0, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.            Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.            Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.            Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.            General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.               In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.               To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.           General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.           Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.            Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.       Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.            Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.            Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.             Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.             Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.            Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.           Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•              Name of the company

•              Ticker symbol

•              CUSIP number

•              Shareholder meeting date

•              Brief identification of each matter voted upon

•              Whether the matter was proposed by management or a shareholder

•              Whether C&S voted on the matter

•              If C&S voted, then how C&S voted

•              Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.         Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•              Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•              Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•              Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•              Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•              Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.             Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.             Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.             Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.           Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 6, 2006, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”).  Vice president and director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS.  Vice President and Director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since inception	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

James S. Corl • Vice President • Portfolio manager since inception	Executive vice president of C&S and CNS and chief investment officer for all real estate securities portfolios. Previously, senior vice president of C&S.

William F. Scapell • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

W. Joseph Houlihan • Portfolio manager since inception	Managing director and Co-CEO of Houlihan Rovers S.A. since February 2000. Previously, he was a managing director at Security Capital Group in Brussels, Belgium.

Gerios J.M. Rovers • Portfolio manager since inception	Managing director and Co-CEO of Houlihan Rovers S.A. since February 2000. Previously, he was a managing director at Security Capital Group in Brussels, Belgium.

C&S utilizes a team-based approach in managing the registrant’s investments. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Corl direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of C&S’s real estate securities investment team. Mr. Scapell manages the registrant’s investments in U.S. preferred securities.

Houlihan Rovers (HR) also utilizes a team-based approach in managing the registrant’s investments. Mr. Houlihan and Mr. Rovers are the leaders of this team and in this role they are actively involved in the day-to-day management of the registrant and supervise and direct the activities of the research analysts. Messrs. Cohen, Steers, Harvey and Corl also collaborate with HR on certain investments. All of the registrant’s portfolio managers collaborate with respect to the process for allocating the registrant’s portfolio among specific investments in the various regions and countries.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

		Number of accounts	Total assets

Martin Cohen

•	Registered investment companies	15	$13,890,515,910

•	Other pooled investment vehicles	8	$1,104,456,143

•	Other accounts	34	$3,696,398,897

		Number of accounts	Total assets

Robert Steers

•	Registered investment companies	15	$13,890,515,910

•	Other pooled investment vehicles	8	$1,104,456,143

•	Other accounts	34	$3,696,398,897

		Number of accounts	Total assets

Joseph Harvey

•	Registered investment companies	15	$13,890,515,910

•	Other pooled investment vehicles	8	$1,104,456,143

•	Other accounts	34	$3,696,398,897

		Number of accounts	Total assets

James Corl

•	Registered investment companies	15	$13,890,515,910

•	Other pooled investment vehicles	8	$1,104,456,143

•	Other accounts	34	$3,696,398,897

		Number of accounts	Total assets

William F. Scapell

•	Registered investment companies	11	$11,337,295,063

•	Other pooled investment vehicles	5	$461,501,367

•	Other accounts	13	$474,753,740

		Number of accounts	Total assets

W. Joseph Houlihan

•	Registered investment companies	2	$743,219,002

•	Other pooled investment vehicles	2	$272,433,490

•	Other accounts	0	$0

		Number of accounts	Total assets

Gerios J.M. Rovers

•	Registered investment companies	2	$743,219,002

•	Other pooled investment vehicles	2	$272,433,490

•	Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2005:

Dollar Range of Securities Owned
Martin Cohen	Over $100,000
Robert Steers	Over $100,000
Joseph Harvey	None
James Corl	$ 50,001 - $100,000
William F. Scapell	$ 10,001 - $50,000
W. Joseph Houlihan	None
Gerios J.M. Rovers	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S or HR, as the case may be. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S and HR strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S and HR to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the C&S portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Corl and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

HR Compensation Structure.  Compensation of HR’s portfolio managers and other investment professionals has two primary components: (1) a base salary and (2) an annual cash bonus. HR’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of HR’s investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary, if any, are typically paid or put into effect at or around December 31st of each year. This compensation structure has been in place since February 2000.

The portfolio managers of HR are also principals of the firm and own 50% of HR’s capital stock. As a result, a significant percentage of the compensation of these portfolio managers may consist of the distribution of their proportionate share of HR’s net income.

Method to Determine Compensation. HR compensates its portfolio managers based on a number of factors. The board of HR will consider the scale and complexity of the portfolio managers’ responsibilities and the total return performance of accounts versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods. Performance is evaluated on a pre-tax and pre-expense basis. Consideration may also be given to risk-adjusted performance. Investment performance is evaluated on an aggregate basis of all accounts. HR does not have any funds or accounts with performance-based advisory fees.

In addition to investment performance, since the portfolio managers are also principals of HR, the board of HR will consider the success of the portfolio managers in meeting their business goals and objectives. While the salaries of HR’s portfolio managers are comparatively fixed, cash bonuses and the proportionate distribution of net income may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and distributions of net income will represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ Jay J. Chen
Name: Jay J. Chen
Title: Treasurer
(principal financial officer)

Date: March 6, 2006